THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated October 23, 2006

to the

Prospectus dated May 1, 2006

At the close of business on or about October 27, 2006, the Janus Growth portfolio will merge into the Transamerica Equity portfolio and the surviving fund will be Transamerica Equity portfolio. Also the Templeton Great Companies Global portfolio will be renamed Templeton Transamerica Global portfolio.

In addition, effective August 1, 2006, Transamerica Investment Management, LLC (“TIM”) replaced Great Companies, LLC for the portion of the Templeton Great Companies Global portfolio previously sub-advised by Great Companies, LLC.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2006